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FRANKLIN(R)TEMPLETON(R)


             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                   FRANKLIN RISING DIVIDENDS SECURITIES FUND

         IMPORTANT INFORMATION FOR CONTRACT HOLDERS AND POLICYHOLDERS

These materials are for a special shareholders' meeting scheduled for ________, 1999 at [10:00 a.m.] Pacific time. They discuss the proposals to be voted on at the meeting, and contain a proxy statement and voting instruction card. A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to the Franklin Rising Dividends Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign and return the voting instruction card, the shares will be voted in accordance with the Board of Trustees' recommendations. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other variable annuity contract holders and variable life insurance policyholders.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE VOTING INSTRUCTION CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).



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A LETTER FROM THE CHAIRMAN

Dear Fellow Shareholders:

I am writing to request that you consider four matters relating to your investment in Franklin Rising Dividends Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust (the "Trust"). The Board of Trustees asks that you cast your vote in favor of:

      1. Modifying the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure;

      2.   Amending certain of the Fund's fundamental investment restrictions;

      3. Eliminating certain of the Fund's fundamental investment restrictions; and

      4. Granting proxyholders the authority to vote upon any other business that may properly come before the meeting or any adjournments thereof.

We have proposed a modification to the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure. If approved, the change would expand the universe of high quality companies that meet the rising dividends criteria. We have also proposed amending or eliminating certain fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached Proxy Statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment goal.

The Proxy Statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and required by the various regulations that govern the Trust, we hope that this format will be helpful to you.

Your vote is important to the Trust. On behalf of the Board of Trustees, thank you in advance for considering these issues and for promptly returning your voting instruction card.

                                    Sincerely,



                                    Charles B. Johnson
                                    CHAIRMAN OF THE BOARD



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FRANKLIN(R)TEMPLETON(R)


             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                        TO BE HELD ON __________, 1999

           A Special Shareholders' Meeting ("Meeting") of Franklin Rising Dividends Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust (the "Trust"), will be held at the Trust's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at
[10:00 a.m.] Pacific time, on       , 1999.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

             1. To modify the Fund's  current  criteria  for the  selection  of portfolio companies related to debt as part of the issuer's capital structure, which is fundamental.

             2. To approve  amendments  to  certain  of the Fund's  fundamental investment restrictions (includes seven (7) Sub-Proposals).

                (a)To  amend  the  Fund's  fundamental  investment  restriction regarding borrowing;

                (b)To  amend  the  Fund's  fundamental  investment  restriction regarding underwriting;

                (c)To  amend  the  Fund's  fundamental  investment  restriction regarding lending;

                (d)To amend  the  Fund's  fundamental  investment  restrictions regarding investments in real estate and commodities;

                (e)To  amend  the  Fund's  fundamental  investment  restriction regarding issuing senior securities;

                (f)To  amend  the  Fund's  fundamental  investment  restriction regarding industry concentration; and

                (g)To  amend  the  Fund's  fundamental  investment  restriction regarding diversification of investments.

             3. To   approve   the   elimination   of  certain  of  the  Fund's
                fundamental investment restrictions.

            4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

 The Board of Trustees has fixed _______, 1999 as the record date for determination of shareholders entitled to vote at the Meeting.

 Please  note  that  a  separate   vote  is  required  for  each   Proposal  or
 Sub-Proposal.

                                    By Order of the Board of Trustees,



                                    Deborah R. Gatzek,
                                    Secretary


San Mateo, California
___________, 1999


----------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION CARD IN
THE SELF-ADDRESSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE
MEETING.
----------------------------------------------------------------------



                               TABLE OF CONTENTS

                                                                           PAGE


PROXY STATEMENT

Questions and Answers............................................

Proposal 1:To Modify the Fund's Current Criteria for the Selection of
           Portfolio Companies Related to Debt as Part of the Issuer's
           Capital Structure, which is Fundamental...............

Proposal 2:To Approve Amendments to Certain of the Fund's Fundamental
           Investment Restrictions
           (Includes Seven (7)Sub-Proposals).....................

       2a: Borrowing.............................................
       2b: Underwriting..........................................
       2c: Lending...............................................
       2d: Real Estate and Commodities...........................
       2e: Issuing Senior Securities.............................
       2f: Industry Concentration................................
       2g: Diversification of Investments........................

Proposal 3:To Approve the Elimination of Certain of the Fund's
           Fundamental Investment Restrictions

Proposal 4:........................................Other Business

Information about the Trust and the Fund.........................

Additional Information About Voting and the Meeting..............

EXHIBITS

Exhibit A: Fundamental Investment Restrictions Proposed
           to be Amended or Eliminated...........................

Exhibit B: Current Fundamental Investment Restrictions
           Proposed to be Eliminated.............................



             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                   FRANKLIN RISING DIVIDENDS SECURITIES FUND

                                PROXY STATEMENT

QUESTIONS AND ANSWERS

      INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), in connection with the Special Shareholders' Meeting of Franklin Rising Dividends Securities Fund (the "Fund"), a series of the Trust, to be held _______, 1999 (the "Meeting"), have requested your vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on ________, 1999 are entitled to vote at the Meeting or any adjourned meeting. Separate accounts of certain insurance companies ("Insurance Companies") are the only shareholders of the Fund. Each Insurance Company will vote its shares of the Fund based on voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners"). This Proxy Statement will be used by the Insurance Companies in obtaining voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the Proxy Statement are expected to be mailed to shareholders of record and Contract Owners on or about _______, 1999.

   SHAREHOLDERS. Each share is entitled to one vote and each fractional share shall be entitled to a fractional vote. Shares represented by duly executed proxies will be voted in accordance with the Insurance Company shareholders' instructions. If the proxy is signed by the Insurance Company shareholder, but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the recommendations of the Board of Trustees ("Board" or "Trustees") of the Trust.

   CONTRACT OWNERS. If a Contract Owner returns a properly executed voting instruction card with express voting instructions, the relevant Insurance Company will vote those shares in accordance with the Contract Owner's instructions. If a Contract Owner does not return the voting instruction card, the relevant Insurance Company will vote the shares of the Fund attributable to the Contract Owner in the same manner and in the same proportion as the shares of that Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly executed, but with no express voting instructions indicated on the card, the relevant Insurance Company will vote the shares in accordance with the Trustees' recommendations.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on the following proposals:

   1. To modify the Fund's criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure;

   2. To amend certain of the Fund's fundamental investment restrictions;

   3. To eliminate certain of the Fund's fundamental investment restrictions;
      and

   4. To grant proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

   WHAT VOTE IS REQUIRED?

   Provided that a quorum is present, approval of Proposals 1, 2 and 3, which would modify the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure, and amend or eliminate the Fund's fundamental investment restrictions, require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Trust; or (ii) 67% or more of the voting securities of the Trust present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR modification of the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure;

   2. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

   3. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated; and

4. FOR the proxyholders to vote, in their discretion, on any other business as may properly come before the Meeting or any adjournments thereof.

   In addition, to the extent they are authorized to do so, the proxy holders may vote, in their discretion, on any other business that may properly come before the Meeting. The Trustees do not intend to bring any other business before the Meeting, and are not currently aware of any other business to be presented.

   CAN I REVOKE MY VOTING INSTRUCTION?

   Contract Owners may revoke their voting instruction at any time before the proxy is voted by: (1) forwarding a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and instructing the Insurance Company in person.



      THE PROPOSALS

PROPOSAL 1:     TO MODIFY THE FUND'S CURRENT CRITERIA FOR THE SELECTION OF
                PORTFOLIO COMPANIES RELATED TO DEBT AS PART OF THE ISSUER'S
                CAPITAL STRUCTURE, WHICH IS FUNDAMENTAL

   WHAT IS THE FUND'S CURRENT CRITERIA FOR THE SELECTION OF PORTFOLIO COMPANIES RELATED TO DEBT AS PART OF THE ISSUER'S CAPITAL STRUCTURE, AND WHAT IS THE PROPOSED MODIFICATION?

   The Fund invests primarily in equity securities of financially sound companies that have paid consistently rising dividends. At least 65% of the Fund's assets are invested in securities of companies that have:

           i.consistently increased dividends, in at least eight out of the last ten years, and have not decreased dividends in that time;
          ii.substantially increased dividends (at least 100%) over
             the past ten years;
         iii.reinvested earnings, and paid out less than 65% of the current earnings in dividends;
          iv.strong balance sheets, with long-term debt representing no more than 30% of total capitalization; and v.attractive prices (i.e. prices in the lower half of the stock's price/earnings ratio range for the last ten years, or less than the current market price/earnings ratio of the stocks in the Standard & Poor's 500 Stock Index).

   The above criteria comprise a "fundamental" policy of the Fund which means that they cannot be changed without shareholder approval.

   The proposed modification relates to the fourth criteria listed above. This criteria selection will be referred to in this Proposal 1 as the Fund's "Debt Test." The Fund's investment adviser, Franklin Advisory Services, LLC ("Advisory") has recommended modifying this Debt Test to require that rising dividends companies either have: (1) long-term debt that is no more than 50% of total capitalization; or (2) senior debt that has been rated investment grade by at least one of the major bond rating agencies.

   WHY IS THE BOARD RECOMMENDING THIS MODIFICATION TO THE DEBT TEST?

   By modifying the current Debt Test to require either that long-term debt not exceed 50% of total capitalization, or that senior debt obtain an investment grade rating, the Board, based on Advisory's recommendation, believes that additional investment opportunities will be available to the Fund through a greater range of high quality companies that meet this proposed rising dividends criteria.

   In recommending to the Board the change to the Debt Test, Advisory explained that it has identified many attractive rising dividends companies that have debt in excess of the current 30% limitation. Despite their possibly higher levels of debt, many of these companies also have the qualitative characteristics that the rising dividends criteria was designed to identify. As market interest rates have fallen over the past decade, the cost of servicing debt has declined. This means that companies can service a higher level of debt with the same cash flow than they could historically, when the interest rates were higher. In fact, Advisory has found that companies that meet the Fund's other rising dividends criteria have increasingly taken advantage of lower rates by using more long-term debt in their capital structure. Therefore, many of the companies with the qualitative characteristics that the Fund's five criteria were originally designed to target carry a higher level of debt than they may have in the past. Modifying the Debt Test would allow the Fund to invest in such companies.

   As an alternative to an analysis of the percentage of debt on the issuer's balance sheet, Advisory has proposed an alternative prong to the Debt Test, over and above a straight percentage analysis, which considers the rating of the issuer's senior debt. Under this alternative test, an issuer would qualify under the new Debt Test if its senior debt has been rated investment grade by at least one of the major bond rating agencies. Historically, the Fund did not consider whether a company's debt was investment grade, but looked only to the total percentage of debt. Typically, a wide range of factors is considered in the determination of a company's debt rating. If the Fund modifies its Debt Test to include a ratings-based test as an alternative criteria, it would be able to take advantage of a greater pool of companies eligible to meet the full range of rising dividends criteria. Advisory believes that, generally, those companies that meet the full range of rising dividends criteria are likely to have debt rated investment grade, if they have long-term debt outstanding.

   As modified, the Fund's Debt Test would include either one of those tests described above. Under the first prong of the modified Debt Test, the Fund would be permitted to invest in companies where debt is not rated investment grade as long as the debt does not exceed 50% of total capitalization. Under the second prong, the Fund may invest in companies whose senior debt is rated investment grade, even if such debt exceeds 50% of total capitalization.

   WHAT ARE THE RISKS OF SUCH A MODIFICATION TO THE DEBT TEST?

   The proposed modifications are not expected to change the day to day management of the Fund as it pursues its investment goal. Based on Advisory's recommendation, the Board does not anticipate that the increase from 30% to 50% in long-term debt exposure will present any significant degree of increased risk. In addition, none of the other four rising dividends criteria will be changed, which should further limit the degree of additional risk to which the Fund will be exposed. However, since the proposed modification will permit the Fund to invest in companies with a higher percentage of long-term debt, the Fund theoretically could be exposed to a slightly higher risk that such companies may not be able to meet their individual goals, and may default on their debt. If companies in which the Fund invests default, the value of the Fund's portfolio may decline.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1


                      INTRODUCTION TO PROPOSALS 2 AND 3.

WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS IN FAVOR OF A STANDARDIZED LIST OF INVESTMENT RESTRICTIONS?

The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval.

After the Trust was formed in 1988, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to mutual funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. This will result in the Fund having a list of fundamental investment restrictions that are standardized with those of the other funds in the Franklin Templeton Group of Funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

The proposed standardized changes will not affect the Fund's investment goal. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to these restrictions, are detailed in Exhibit A, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 2 separately.

PROPOSAL 2:     TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
                INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES
                ON SUB-PROPOSALS 2A - 2G)

SUB-PROPOSAL 2A:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on their borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

As described in the Fund's current investment restriction 2, the Fund is presently limited to borrowing up to 5% of total assets for any reason, rather than for temporary purposes only. In addition, the current restriction does not specifically limit the Fund's overall ability to borrow up to the 33 1/3% allowed under current law. The proposed restriction would clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes; but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The Fund's current restriction also states that the Fund may not borrow in excess of 5% "for direct investment in securities." The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The Fund, together with other funds in the Franklin Templeton Group of Funds, has requested an exemptive order from the SEC that would permit the Fund to borrow money from affiliated Franklin and Templeton funds (the "Interfund Borrowing and Lending Order.") As discussed in Sub-Proposal 2c, the Interfund Borrowing and Lending Order also would permit the Fund to lend money to other Franklin and Templeton funds. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Finally, the proposed restriction also would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. Standardization is expected to enable all Franklin and Templeton funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.


SUB-PROPOSAL 2B:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

The proposed restriction is substantially similar to the Fund's current restriction 4. As with current restriction 4, the proposed restriction specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. The proposed underwriting restriction also clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

Furthermore, the new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 2C:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                REGARDING LENDING.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction 3 specifically carves out such policies from its prohibitions.
In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund with additional flexibility to make loans to affiliated investment companies to the extent permitted by the Interfund Borrowing and Lending Order. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in legal, market, industry or regulatory conditions.

In addition, the proposed restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 2D:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions, 10 and 11, which govern the Fund's ability to invest in real estate and commodities. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL STANDARDIZATION OF THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

The proposed restriction would combine the limitations on investing in both real estate and commodities into one restriction.

REAL ESTATE: The proposed investment restriction is designed to standardize the language of the real estate restriction among the Franklin Templeton Group of Funds. The Fund's current restriction states that the Fund may not invest in real estate, but it specifically excludes "first mortgage loans or other direct obligations secured by real estate" from the restriction. Since an investment in first mortgage loans or other obligations secured by real estate would not be considered a direct investment in real estate, the proposed restriction would continue to permit such an investment. The proposed restriction would specifically reference the Fund's ability to purchase securities of real estate investment trusts ("REITs") to the extent that an investment in REITs would otherwise meet the Fund's investment criteria. Investing in REITs has gained in popularity since the early 1990s, and the number of REITs available for investment also has increased dramatically.

The Fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that the proposed restriction would involve any additional risk to the Fund as the Fund does not currently, and has not in the past, invested in real estate or REITs. Therefore, the proposed restriction will not affect the way the Fund is currently managed.

COMMODITIES: The proposed investment restriction is designed to standardize the language of the commodities restriction among the Franklin Templeton Group of Funds. Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities.
Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

SUB-PROPOSAL 2E:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                REGARDING ISSUING SENIOR SECURITIES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

A number of the Fund's current fundamental and non-fundamental investment restrictions relate to senior securities. For example, the Fund's current investment restriction 9 prohibits the Fund from purchasing securities on margin and making short sales. Funds were originally required by the states to have fundamental restrictions regarding these transactions. These types of transactions also raise senior security issues under the federal securities laws. In addition, the Fund presently has a non-fundamental policy under which it may not "pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans)." These types of transactions are generally considered to raise senior security concerns. Adopting Sub-Proposal 2e would consolidate into one investment restriction: (1) a concise statement of the Fund's senior security restriction, as well as
(2) the Fund's current fundamental and non-fundamental restrictions that address senior security issues. The part of the Fund's current restriction relating to the purchase of securities on margin is proposed to be eliminated in Proposal 3. The restriction on short sales, included in current investment restriction 9, would be carved out of the new senior securities restriction, as further described below.

WHAT EFFECT WILL STANDARDIZATION OF THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The proposed restriction would permit the Fund to engage in permissible types of leveraging transactions. The proposed restriction would permit the Fund to engage in options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions. The proposed restriction also would permit the Fund to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) that, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

Finally, the proposed investment restriction is designed to standardize the language regarding issuing senior securities among the Franklin Templeton Group of Funds. The Board does not anticipate that any additional risk to the Fund will occur if the Fund combines the current fundamental restriction with the non-fundamental restriction to result in one, standardized, fundamental investment restriction regarding senior securities.

SUB-PROPOSAL 2F:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries.
A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The Fund's existing fundamental restriction 7 recites the Fund's concentration policy and states that the Fund may not invest more than 25% of its assets in any single industry. The proposed restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. The proposed restriction provides the Fund with marginally added flexibility because, consistent with SEC interpretations, it exempts from the 25% limitation: (i) securities of other investment companies, and (ii) securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities. It also recites the current federal securities law requirement with respect to concentration that limits investments to "net" as opposed to "total" assets. While the proposed restriction does not address specifically the timing of the application of the concentration policy, as the current restriction does, the parenthetical clarifying that the Fund may not "invest" more than 25% of its assets in the securities industry is adequate to reflect that the test applies at the time of investment. The investment flexibility provided by the new concentration restriction will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund currently is managed as the Fund does not intend to begin concentrating in shares of other investment companies or the U. S. government or any of its agencies or instrumentalities.

SUB-PROPOSAL 2G:TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

While the 1940 Act excludes the securities of other investment companies and the U.S. government and its agencies and instrumentalities, the Fund's current restriction 1 does not include a carve out for the securities of other investment companies. In addition, although the 1940 Act prohibits a fund from owning or holding more than 10% of the "outstanding voting securities" of an issuer, the Fund's current restriction 1 prohibits the Fund from holding more than 10% of "any or all classes" of the securities of an issuer. Since the Fund's restriction excludes a broader class of securities from the 10% limitation, it is more restrictive than the requirements of the 1940 Act.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act, and would provide the Fund with greater investment flexibility. The proposed restriction is similar to the current restriction, but would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. The most significant change in the proposed restriction is that it excludes from the 5% and 10% limitations the purchase of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") which permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

In addition, the proposed investment restriction clarifies that the 5% and 10% limitations do not apply as to 25% of the Fund's total assets. Finally, the proposed restriction also clarifies that the Fund's 10% investment limitation excludes only an issuer's "outstanding voting securities," rather than "any or all classes" of an issuer. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.


                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE SUB-PROPOSALS 2A-2G

PROPOSAL 3:     TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S
                FUNDAMENTAL INVESTMENT RESTRICTIONS

WHICH TEN (10) FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

Several of the Fund's fundamental investment restrictions were originally drafted pursuant to state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions because the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 5, 6, 8, 9, 12, 13, 14, 15, 16 and 17 among its fundamental investment restrictions.
Advisory has recommended, and the Board has determined, that all of these current fundamental investment restrictions should be eliminated.

The exact wording of these ten restrictions (referred to in this Proposal 3 as the "Restrictions") has been compiled in Exhibit B, which is entitled "Current Fundamental Investment Restrictions Proposed to be Eliminated," for ease of reference.

ILLIQUID AND RESTRICTED SECURITIES:

The Fund's current restrictions 5 and 17 limit the Fund's ability to invest in illiquid securities, and restriction 14 limits the Fund's ability to purchase restricted securities. Illiquid securities are securities which may not be readily sold within seven days at the price at which they are being accounted for. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is often difficult or requires more than seven days. The Board is recommending that all three of these fundamental investment restrictions be eliminated. These restrictions likely originated under certain state securities laws. While based on previous SEC positions, under NSMIA, such restrictions are no longer required by the states. The SEC does not require a fund's illiquid securities restriction to be fundamental. In addition, there is currently no SEC requirement that a fund state a restricted securities policy.

Under the current restrictions, the Fund is prevented from investing more than 10% of its assets in securities which are illiquid. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its existing policies relating to investments in illiquid securities are both fundamental and contain a lower percentage limitation. Since the current policy is fundamental, it may only be changed by a shareholder vote. Eliminating this as a fundamental policy would enable the Fund to both take advantage of the current SEC position, and to respond to future SEC changes in this area without the delay and expense of a shareholder vote, thereby providing the Fund with additional investment flexibility. Although the Fund's policy relating to illiquid securities would no longer be fundamental, the Fund would continue to be subject to the SEC rules and regulations in this area, which do not require them to be fundamental.

The Fund's current restriction 14 was adopted because historically the states required a fund to include a restriction relating to restricted securities. In addition, most restricted securities were traditionally considered illiquid to the extent that they could not be sold within seven days. Therefore restricted securities raised liquidity concerns. However, current SEC rules have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to Trustees the ability to determine, under specific guidelines, that a security is liquid. The most common form of liquid restricted securities would be Rule 144A securities. Elimination of this restriction would allow the Fund greater flexibility to invest in restricted securities.

Elimination of these restrictions should not have an impact on the day to day management of the Fund as the Fund does not currently intend to increase the percentages in which the Fund invests in either illiquid or restricted securities.

CONTROL OR MANAGEMENT:

The Fund's current fundamental investment restriction 6 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not make investments in order to become engaged in the business of managing another company or to influence management.

Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has not in the past, and has no present intention, of investing in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule, which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal
2g). The diversification restriction limits the Fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

UNSEASONED COMPANIES:

The Fund's current fundamental investment restriction 8 limits the Fund's ability to invest in companies which have a record of less than three years of continuous operations. Such relatively new companies are considered to be unseasoned companies. This restriction was originally included in response to the various state law requirements to which mutual funds were previously subject. This restriction was intended to ensure a fund's stability through its investment in companies with a proven track record. However, this three-year restriction is unnecessary since under the rising dividends criteria, the Fund will invest only in the securities of companies that have increased dividends over the past ten years. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding investments in unseasoned companies.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend, to invest in unseasoned companies.

SECURITIES ON MARGIN:

The Fund's current fundamental investment restriction 9 limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to the various state law requirements which specifically required funds to have policies in this regard. As discussed earlier in the introduction, under NSMIA the Fund is no longer required by state law to retain specific fundamental policies regarding these types of investment activities. The Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 2e). Further, a fund's purchase of securities on margin would clearly be viewed as creating a senior security and would be prohibited under the 1940 Act and the Fund's proposed restriction as described in Sub-Proposal 2e. Thus, there remains no reason to specifically address purchasing securities on margin in a separate restriction. As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current investment restriction number 12 limits the Fund's ability to invest in other open-end investment companies except in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities. Elimination of the restriction would, however, permit the Fund to invest cash held at the end of the day in money market funds. This would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage invested in other investment companies in certain limited circumstances.

SECURITIES WITH UNLIMITED LIABILITY:

The Fund's current fundamental investment restriction 13 limits the Fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the Fund. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding investments in securities with unlimited liability.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current restriction 15 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Trustees and officers of the Fund, or its investment manager, Advisory. This policy originated many years ago with a now obsolete state securities law. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding management ownership of securities.

As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions still apply to the Fund.

TAX DIVERSIFICATION FOR VARIABLE ANNUITY FUNDS:

The Fund's current restriction 16 prohibits the Fund from investing in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 817(h) of the Code applies to investment companies, like the Fund, which are held by segregated asset accounts of one or more insurance companies, and which are only available to the public through the purchase of a variable contract. Under Section 817(h) of the Code and applicable
Treasury Regulations, the Fund will be "adequately diversified" for purposes of the Code, if: (i) no more than 55% of the value of the total assets of the Fund may be represented by any one investment, (ii) no more than 70% by any two investments, (iii) no more than 80% by any three investments, and (iv) no more than 90% by any four investments. The Fund seeks to maintain compliance with the diversification provisions set forth in the Code and the Treasury Regulations in order to take advantage of certain tax opportunities available to insurance funds. As discussed earlier in the introduction, under NSMIA the Fund is not required to retain a fundamental policy that it invest in a manner which is consistent with Section 817(h) of the Code.

As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund since the restrictions of the Code and applicable Treasury Regulations will continue to apply to the Fund, and the Fund will continue to invest in a manner which complies with the diversification rules set forth in Section 817(h) of the Code and applicable Treasury Regulations.

WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL SUCH ELIMINATION HAVE ON THE FUND?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws, and will conform the Fund's list of fundamental restrictions with standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act, any exemptive orders granted under the 1940 Act, and the Code. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 3


PROPOSAL 4:     OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1, 2, and 3 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the proxy will use their best judgment in voting on such matters.

      INFORMATION ABOUT THE TRUST AND THE FUND

   The Trust was organized as a Massachusetts business trust on April 26, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has twenty-five series of shares (each, a "Series"). Shares of the Series are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

   THE INVESTMENT MANAGER. Franklin Advisory Services, LLC ("Advisory"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, serves as the Trust's investment manager. Advisory is wholly owned by Franklin Resources, Inc. ("Resources").

   THE TRUST ADMINISTRATOR. Under an agreement with Advisory, Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Trust. FT Services is a wholly owned subsidiary of Resources, and is an affiliate of Advisory and the Trust's principal underwriter.

   THE UNDERWRITER. The underwriter for the Trust is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Trust is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

   THE CUSTODIAN. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Trust's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Trust's last audited financial statements and annual report, for the fiscal year ended December 31, 1998, and its semi-annual report dated June 30, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

   PRINCIPAL SHAREHOLDERS.  [FRANKLIN TO COMPLETE WHEN INFORMATION IS
   AVAILABLE.]

----------------------------------------------------------------------
Name and address of     Number of shares owned Percent of class owned
beneficial owner
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

   However, the Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of the contracts issued by them. To this extent, the Insurance Companies do not exercise control over the Trust or the Fund by virtue of the voting rights arising from their record ownership of Trust shares.

   In addition, to the knowledge of the Trust's management, as of __________, 1999, no Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

      ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. In addition to soliciting by mail, the Trustees and the employees of the Insurance Companies and Resources and its affiliates may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting these proxies will be borne by the Trust. The Trust does not reimburse Trustees, officers, or regular employees and agents involved in the solicitation of proxies.

   QUORUM. Forty percent (40%) of the shares entitled to vote shall constitute a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

   METHODS OF COUNTING THE VOTES. The inspector of election will count the total number of votes cast "for" approval of each of the proposals for the purposes of determining whether sufficient affirmative votes have been cast. Abstentions will be included for purposes of determining whether a quorum is present at the Meeting, and will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the effect of a negative vote on a proposal.

   Each of the Insurance Companies holding the shares of the Funds have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If a Contract Owner gives no instructions by not returning the voting instruction card, the relevant Insurance Company will vote the shares in the same proportion as shares of that Fund for which it has received instructions. If a Contract Owner returns a signed voting instruction card, but does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the proxy card will vote on such matters according to their best judgment in the interests of the Trust.

                               By order of the Board of Trustees,



                               Deborah R. Gatzek
                               SECRETARY

Dated: ___________, 1999
San Mateo, California




                                   EXHIBIT A

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

----------------------------------------------------------------------------------------------------------
 PROPOSAL
    OR       RESTRICTION         CURRENT FUNDAMENTAL RESTRICTION        PROPOSED FUNDAMENTAL RESTRICTION
SUB-PROPOSAL
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2g          Diversification1.  With respect to 75% of its total        7.  Purchase the securities of
                               assets. . . purchase the securities of      any one issuer (other than
                               any one issuer (other than cash, cash       the U.S. government or any of
                               items and obligations of the U.S.           its agencies or
                               Government) if immediately thereafter,      instrumentalities or
                               and as a result of the purchase, the        securities of other
                               fund would (a) have more than 5% of         investment companies) if
                               the value of its total assets invested      immediately after such
                               in the securities of such issuer or         investment (a) more than 5%
                               (b) hold more than 10% of any or all        of the value of the fund's
                               classes of the securities of any one        total assets would be
                               issuer;                                     invested in such issuer or
                                                                           (b) more than 10% of the
                                                                           outstanding voting securities
                                                                           of such issuer would be owned
                                                                           by the fund, except that up
                                                                           to 25% of the value of the
                                                                           fund's total assets may be
                                                                           invested without regard to
                                                                           such 5% and 10% limitations.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2a          Borrowing      2.  Borrow money in an amount in excess of  1.  Borrow money, except that the
                               5% of the value of its total assets,        fund may borrow money from
                               except from banks for temporary or          banks or affiliated
                               emergency purposes, and not for direct      investment companies to the
                               investment in securities;                   extent permitted by the 1940
                                                                           Act, or any exemptions
                                                                           therefrom which may be
                                                                           granted by the SEC, or for
                                                                           temporary or emergency
                                                                           purposes and then in an
                                                                           amount not exceeding 33 1/3%
                                                                           of the value of the fund's
                                                                           total assets (including the
                                                                           amount borrowed).
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2c          Lending        3.  Lend its assets, except through the     3.  Make loans to other persons
                               purchase or acquisition of bonds,           except (a) through the
                               debentures or other debt securities of      lending of its portfolio
                               any type customarily purchased by           securities, (b) through the
                               institutional investors, or through         purchase of debt securities,
                               loans of portfolio securities, or to        loan participations and/or
                               the extent the entry into a repurchase      engaging in direct corporate
                               agreement may be deemed a loan;             loans in accordance with its
                                                                           investment objectives and
                                                                           policies, and (c) to the
                                                                           extent the entry into a
                                                                           repurchase agreement is
                                                                           deemed to be a loan. The fund
                                                                           may also make loans to
                                                                           affiliated investment
                                                                           companies to the extent
                                                                           permitted by the 1940 Act or
                                                                           any exemptions therefrom
                                                                           which may be granted by the
                                                                           SEC.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2b          Underwriting   4.  Underwrite securities of other issuers  2.  Act as an underwriter except
                               . . . except insofar as a fund may be       to the extent the fund may be
                               technically deemed an underwriter           deemed to be an underwriter
                               under the federal securities laws in        when disposing of securities
                               connection with the disposition of          it owns or when selling its
                               portfolio securities;                       own shares.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Illiquid       5.  Purchase illiquid securities,           Proposed to be Eliminated.
            Securities         including illiquid securities which,
                               at the time of acquisition, could be
                               disposed of publicly by the [fund]
                               only after registration under the
                               Securities Act of 1933, if as a result
                               more than 10% of [its] net assets
                               would be invested in such illiquid
                               securities;
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Control or     6.  Invest in securities for the purpose    Proposed to be Eliminated.
            Management         of exercising management or control of
                               the issuer;
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2f          Concentration  7.  Invest more than 25% of its assets      6.  Concentrate (invest more than
                               (measured at the time of the most           25% of its net assets) in
                               recent investment) in any single            securities of issuers in a
                               industry;                                   particular industry (other
                                                                           than securities issued or
                                                                           guaranteed by the U.S.
                                                                           government or any of its
                                                                           agencies or instrumentalities
                                                                           or securities of other
                                                                           investment companies).
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Unseasoned     8.  Invest in companies which have a        Proposed to be Eliminated.
            Companies          record of less than three years of
                               continuous operation, including the
                               operations of any predecessor
                               companies;
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2e, 3       Senior         9.  Maintain a margin account with a        5.  Issue securities senior to
            Securities         securities dealer or effect short           the fund's presently
                               sales;                                      authorized shares of
                                                                           beneficial interest.  Except
                                                                           that this restriction shall
                                                                           not be deemed to prohibit the
                                                                           fund from (a) making any
                                                                           permitted borrowings, loans,
                                                                           mortgages or pledges, (b)
                                                                           entering into options,
                                                                           futures contracts, forward
                                                                           contracts, repurchase
                                                                           transactions, or reverse
                                                                           repurchase transactions, or
                                                                           (c) making short sales of
                                                                           securities to the extent
                                                                           permitted by the 1940 Act and
                                                                           any rule or order thereunder,
                                                                           or SEC staff interpretations
                                                                           thereof.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2d          Commodities    10. Invest in commodities or commodity      4.  Purchase or sell real estate
                               pools . . . . Securities or other           and commodities, except that
                               investments backed by commodities are       the fund may purchase or sell
                               not considered commodities or               securities of real estate
                               commodity contracts for the purposes        investment trusts, may
                               of this restriction;                        purchase or sell currencies,
                                                                           may enter into futures
                                                                           contracts on securities,
                                                                           currencies, and other indices
                                                                           or any other financial
                                                                           instruments, and may purchase
                                                                           and sell options on such
                                                                           futures contracts.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
2d          Real Estate    11. Invest directly in real estate. . . .   4.  Purchase or sell real estate
                               First mortgage loans or other direct        and commodities, except that
                               obligations secured by real estate are      the fund may purchase or sell
                               not considered real estate for              securities of real estate
                               purposes of this restriction;               investment trusts, may
                                                                           purchase or sell currencies,
                                                                           may enter into futures
                                                                           contracts on securities,
                                                                           currencies, and other indices
                                                                           or any other financial
                                                                           instruments, and may purchase
                                                                           and sell options on such
                                                                           futures contracts.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Investment in  12. Invest in the securities of other       Proposed to be Eliminated.
            other              open-end investment companies (except
            Investment         that securities of another open-end
            Companies          investment company may be acquired
                               pursuant to a plan of reorganization,
                               merger, consolidation or
                               acquisition).
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Securities     13. Invest in assessable securities or      Proposed to be Eliminated.
            with               securities involving unlimited
            Unlimited          liability on the part of the fund;
            Liability
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Restricted     14. Invest an aggregate of more than 10%    Proposed to be Eliminated.
            Securities         of its assets in securities with legal
                               or contractual restrictions on resale,
                               securities on resale, securities which
                               are not readily marketable (including
                               over-the-counter options and assets
                               used to cover such options), and
                               repurchase agreements with more than
                               seven days to maturity;
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Management     15. Purchase or retain any security if any  Proposed to be Eliminated.
            Ownership of       officer, director or security holder
            Securities         of the issuer is at the same time an
                               officer, trustee or employee of the
                               Trust or of the fund's Manager and
                               such person owns beneficially more
                               than one-half of 1% of the securities
                               and all such persons owning more than
                               one-half of 1% own more than 5% of the
                               outstanding securities of the issuer;
                               or
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Tax            16. Invest its assets in a manner which     Proposed to be Eliminated.
            Diversification    does not comply with the investment
            for Variable       diversification requirements of
            Annuity Funds      Section 817(h) of the Code.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
3           Illiquid       17. Invest more than 10% of its assets in   Proposed to be Eliminated.
            Securities         illiquid securities (including
                               illiquid equity securities, repurchase
                               agreements of more than seven days
                               duration, over-the-counter options and
                               assets used to cover such options and
                               other securities which are not readily
                               marketable), as more fully described
                               in the prospectus and SAI.
----------------------------------------------------------------------------------------------------------



                                   EXHIBIT B

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED


Ten of the Fund's current fundamental investment restrictions have been proposed to be eliminated, and are listed in the table below.


-------------------------------------------------------------------------------
SUBJECT         CURRENT INVESTMENT RESTRICTION STATES THAT THE FUND MAY NOT:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Illiquid        5.  Purchase illiquid securities, including illiquid securities
Securities          which, at the time of acquisition, could be disposed of
                    publicly by the funds only after registration under the
                    Securities Act of 1933, if as a result more than 10% of
                    their net assets would be invested in such illiquid
                    securities;
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Control or      6.  Invest in securities for the purpose of exercising
Management          management or control of the issuer;
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Unseasoned      8.  Invest in companies which have a record of less than three
Companies           years of continuous operation, including the operations of any predecessor companies;
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Senior          9.  Maintain a margin account with a securities dealer or effect
Securities          short sales;
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Investment in  12. Invest in the securities of other open-end investment
other Investment   companies (except that securities of another open-end
Companies          investment company may be acquired pursuant to a plan of
                   reorganization, merger, consolidation or acquisition).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Securities    13. Invest in assessable securities or securities involving
with Unlimited    unlimited liability on the part of the fund;
Liability
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Restricted    14. Invest an aggregate of more than 10% of its assets in
Securities        securities with legal or contractual restrictions on resale, securities on resale, securities which are not readily
                  marketable (including over-the-counter options and assets
                  used to cover such options), and repurchase agreements with more than seven days to maturity;
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management    15. Purchase or retain any security if any officer, director or
Ownership of      security holder of the issuer is at the same time an
Securities        officer, trustee or employee of the Trust or of the fund's
                  Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more
                  than one-half of 1% own more than 5% of the outstanding
                  securities of the issuer; or
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Tax           16. Invest its assets in a manner which does not comply with the
Diversification   investment diversification requirements of Section 817(h) of
for Variable      the Code.
Annuity Funds
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Illiquid      17. Invest more than 10% of its assets in illiquid securities
Securities        (including illiquid equity securities, repurchase agreements of more than seven days  duration, over-the-counter options and assets used to cover such options and other securities which are not readily marketable), as more fully described in the prospectus and SAI.
-------------------------------------------------------------------------------




















THESE VOTING INSTRUCTIONS ARE SOLICITED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned hereby instructs Allianz Life Insurance Company of North America to vote shares of the Franklin Rising Dividends Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust, attributable to the undersigned's variable annuity or variable life insurance contract at the Special Shareholder's Meeting to be held at 777 Mariners Island Blvd., H.L. Jamieson Auditorium, San Mateo, California at 10:00 a.m. Pacific time on the ___ day of February, 2000, and at any adjournments thereof, as indicated below, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Proxy Statement dated __________, receipt of which is hereby acknowledged.


PLEASE SIGN IN THE BOX BELOW


Note: If a contract is held jointly, each contract owner should sign. If only one contract owner signs, his or her signature will be binding. If the contract owner is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

 ---------------------

 ---------------------
Signature(s),  Title(s) if applicable.

Dated:



THESE VOTING INSTRUCTIONS, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THESE VOTING INSTRUCTIONS ARE EXECUTED AND NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL PROPOSALS AND SUB-PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, 3 AND 4.


            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.





Proposals                              FOR    AGAINST   ABSTAIN

1.    To modify the Fund's current
   criteria for the selection of
   portfolio companies related to
   debt as a part of the issuer's
   capital structure, which is
   fundamental.

2.    To approve amending certain
   of the Fund's fundamental
   investment restrictions, as
   described more fully in the
   proxy statement:

   2A.  Borrowing
   2B.  Underwriting
   2C.  Lending
   2D.  Investing in real estate
   and commodities
   2E.  Issuing of senior securities
   2F.  Industry concentration
   2G.  Diversification of
   investments

3.    To approve the elimination of
   certain of the Fund's fundamental
   investment restrictions, as described
   more fully in the proxy statement.


                                     GRANT   WITHHOLD   ABSTAIN

4.    To grant the proxyholders
   authority to vote upon any other
   business that may properly
   come before the meeting or any
   adjournments thereof.


PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTING INSTRUCTIONS MUST BE RECEIVED BY _________ TO BE VOTED FOR THE MEETING TO BE HELD ON _____________.


               PROXY CARD (FOR PARTICIPATING INSURANCE COMPANY)


  VOTING INSTRUCTIONS FORM -- FRANKLIN RISING DIVIDENDS SECURITIES FUND OF THE
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                  Special Meeting of Shareholders To Be Held On
                                February 8, 2000


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE YOUR SHARES AS MARKED BELOW.

THIS  PROXY  IS  SOLICITED  BY THE  BOARD OF  TRUSTEES  OF  Franklin  TEMPLETON
VARIABLE       INSURANCE       PRODUCTS       TRUST.       THE      UNDERSIGNED
APPOINTS,                                 ,                                 AND
                     , WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF THE FRANKLIN RISING DIVIDENDS SECURITIES FUND ATTRIBUTABLE TO HIM OR HER AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 777 MARINERS ISLAND BLVD, SAN MATEO, CALIFORNIA 94404. AT [10 AM PST], FEBRUARY 8, 2000 AND ANY ADJOURNMENT OF THE MEETING AS FOLLOWS.




Proposals                            FOR   AGAINST  ABSTAIN

1.    To modify the Fund's current
   criteria for the selection of
   portfolio companies related to
   debt as a part of the issuer's
   capital structure, which is
   fundamental.

2.    To approve amending certain
   of the Fund's fundamental
   investment restrictions, as
   described more fully in the
   proxy statement:

   2A.  Borrowing
   2B.  Underwriting
   2C.  Lending
   2D.  Investing in real estate
   and commodities
   2E.  Issuing of senior
   securities
   2F.  Industry concentration
   2G.  Diversification of
   investments

3.    To approve the elimination
   of certain of the Fund's fundamental
   investment restrictions, as described
   more fully in the proxy statement.


                                    GRANT  WITHOLD  ABSTAIN

4.    To grant the proxyholders
   authority to vote upon any other
   business that may properly come
   before the meeting or any adjournments
   thereof.



THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSALS AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON OTHER BUSINESS.

SIGN HERE:                                 DATE:


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.